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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): October 8, 2001

                            R-Tec Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

                                   New Jersey
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                 (State or other jurisdiction of incorporation)

                   333-72405                               22-3615979
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           (Commission File Number)            (IRS Employer Identification No.)


                   37 Ironia Road, Flanders, New Jersey 07836
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               (Address of principal executive offices) (Zip Code)

                                  973-252-5233
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               Registrant's telephone number, including area code:

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         (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.

      On October 9, 2001 the registrant engaged Aaron Stein as its independent certified public accountant replacing James Moore & Co., P.L.


      (i)   the former accountant was dismissed on October 8, 2001;

      (ii) the principal accountant's report on the financial statements of the registrant for either of the last two years did not contain an adverse opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles;

      (iii) the decision to change accountants was recommended or approved by the Board of Directors; and

      (iv) during the registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal there were no disagreements with the former accountant on any matter of accounting principals or practices, financial statement, disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

Item 7.  Financial Statements and Exhibits.

16.1  Letter from James Moore & Co., P.L.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            R-Tec Technologies, Inc.

                                            By: /s/ Philip Lacqua
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                                                    Philip Lacqua, President


Date:         October 10, 2001
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